UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

________________

SCHEDULE 14A

________________

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

ATHENA TECHNOLOGY ACQUISITION CORP. II
(Name of Registrant as Specified in its Charter)

_______________________________________________________________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

December 7, 2023

Dear Stockholders,

We cordially invite you to attend the 2023 Annual Meeting of Stockholders of Athena Technology Acquisition Corp. II, to be held on Tuesday, December 19, 2023, at 11:00 a.m. (Eastern Time). The annual meeting will be a completely “virtual” meeting, conducted via live audio webcast, and you will not be able to attend the meeting in person. We believe the environmentally friendly virtual meeting format will provide expanded access, improved communication and cost savings for us and our stockholders. You will be able to attend the annual meeting, as well as vote and submit your questions during the live webcast of the meeting, by visiting www.virtualshareholdermeeting.com/ATEK2023 and entering the company number and control number included on your proxy card or in the instructions that accompany your proxy materials.

The Notice of Annual Meeting of Stockholders and the proxy statement that follow describe the matters to be conducted at the meeting.

Whether or not you plan to attend the virtual annual meeting, your vote is very important and we encourage you to vote promptly. You may vote in advance by either marking, signing and returning the enclosed proxy card or using telephone or internet voting. For specific instructions on voting, please refer to the instructions on your enclosed proxy card. If you attend the virtual annual meeting, you will have the right to revoke your proxy and vote your shares virtually at the meeting. If you hold your shares through an account with a brokerage firm, bank, broker-dealer or other nominee, please follow the instructions you receive from them.

Thank you for your support.

Sincerely,
/s/ Isabelle Freidheim
Isabelle Freidheim
Chair and Chief Executive Officer

ATHENA TECHNOLOGY ACQUISITION CORP. II
442 5th Avenue
New York, New York 10018

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 19, 2023

The 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Athena Technology Acquisition Corp. II, a Delaware corporation (the “Company”), will be held at 11:00 a.m. (Eastern Time), on Tuesday, December 19, 2023. The Annual Meeting will be a completely virtual meeting, which will be conducted via live audio webcast. You will not be able to attend the meeting in person. The meeting will be held for the following purposes:

1.      To elect Randi Zuckerberg and Trier Bryant as Class I Directors on the Company’s Board of Directors (the “Board”) to serve until the 2026 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified;

2.      To ratify the appointment of WithumSmith+Brown as our independent registered public accounting firm for the fiscal year ending December 31, 2023; and

3.      To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.

These items of business are more fully described in the proxy statement accompanying this Notice of Annual Meeting of Stockholders.

The Annual Meeting will be a completely virtual meeting, which will be conducted via live audio webcast. You will be able to attend the Annual Meeting online and submit your questions and vote during the meeting by visiting www.virtualshareholdermeeting.com/ATEK2023 and entering your 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials.

Holders of record of our Class A common stock as of the close of business on November 27, 2023 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment of the Annual Meeting. A complete list of such stockholders will be open to the examination by any stockholder for a period of ten (10) days prior to the Annual Meeting for a purpose germane to the meeting by sending an email to Brian Bolster, at brian@athenasponsor.com, stating the purpose of the request and providing proof of ownership of Company stock. The list of these stockholders will also be available on the bottom of your screen during the Annual Meeting after entering the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. The Annual Meeting may be continued, postponed or adjourned from time to time without notice other than by announcement at the Annual Meeting.

It is important that your shares be represented regardless of the number of shares of Class A common stock you may hold. Whether or not you plan to attend the Annual Meeting online, we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the enclosed materials. You may also sign, date and mail the proxy card in the enclosed return envelope. Promptly voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the virtual meeting, you must obtain a proxy issued in your name from that record holder.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on December 19, 2023 at 11:00 a.m. (Eastern Time) at www.virtualshareholdermeeting.com/ATEK2023.

The proxy statement for the Annual Meeting and annual report for the fiscal year ended December 31, 2022 are available at http://www.proxyvote.com.

By Order of the Board of Directors
/s/ Isabelle Freidheim
Isabelle Freidheim
Chair and Chief Executive Officer
December 7, 2023

i

ii

ATHENA TECHNOLOGY ACQUISITION CORP. II
442 5th Avenue
New York, New York 10018

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of Athena Technology Acquisition Corp. II of proxies to be voted at our 2023 Annual Meeting of Stockholders to be held on Tuesday, December 19, 2023 (the “Annual Meeting”), at 11:00 a.m. (Eastern Time), and at any continuation, postponement, or adjournment of the Annual Meeting. The Annual Meeting will be a completely virtual meeting, which will be conducted via live audio webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/ATEK2023 and entering your 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials.

Holders of record of shares of our Class A common stock, $0.0001 par value per share, as of the close of business on November 27, 2023 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement, or adjournment of the Annual Meeting. As of the Record Date, there were 12,033,039 shares of Class A common stock outstanding and entitled to vote at the Annual Meeting. Each share of Class A common stock is entitled to one vote on any matter presented to stockholders at the Annual Meeting.

The notice of the Annual Meeting, this Proxy Statement and the form of proxy are being distributed and made available on or about December 7, 2023. This Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2022 (the “2022 Annual Report”) are also available on our website, www.athenaspac.com/sec-fillings, as well as www.proxyvote.com.

In this proxy statement, “Athena”, “Company”, “we”, “us”, and “our” refer to Athena Technology Acquisition Corp. II.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON TUESDAY, DECEMBER 19, 2023

This Proxy Statement and our 2022 Annual Report are available at http://www.proxyvote.com.

Proposals

At the Annual Meeting, our stockholders will be asked:

1.      To elect Randi Zuckerberg and Trier Bryant as Class I Directors to serve until the 2026 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified;

2.      To ratify the appointment of WithumSmith+Brown (“Withum”) as our independent registered public accounting firm for the fiscal year ending December 31, 2023; and

3.      To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Recommendations of the Board

The Board recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of Class A common stock will be voted on your behalf as you direct. If not otherwise specified, the shares of Class A common stock represented by the proxies will be voted, and the Board recommends that you vote:

•        Proposal 1:    FOR the election of Randi Zuckerberg and Trier Bryant as Class I Directors; and

•        Proposal 2:    FOR the ratification of the appointment of Withum as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

If any other matter properly comes before the stockholders for a vote at the Annual Meeting, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Information About This Proxy Statement

Why you received these materials.    We have sent you these proxy materials because the Board is soliciting your proxy to vote at the 2023 Annual Meeting of Stockholders, including at any adjournments or postponements of the meeting. You are invited to attend the annual meeting online to vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or follow the instructions below to submit your proxy over the telephone or through the internet.

We intend to mail these proxy materials on or about December 7, 2023 to all stockholders of record entitled to vote at the annual meeting.

Householding Matters.    The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the proxy materials, contact Broadridge Financial Solutions, Inc. at 1-866-540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy materials for your household, please contact Broadridge at the above phone number or address.

QUESTIONS AND ANSWERS ABOUT THE 2023 ANNUAL MEETING OF STOCKHOLDERS

Who is entitled to vote at the Annual Meeting?

Only stockholders of record at the close of business on November 27, 2023 (the “Record Date”) will be entitled to vote at the Annual Meeting. On the Record Date, there were 12,033,039 shares of Class A common stock outstanding and entitled to vote.

What is the difference between being a “record holder” and holding shares in “street name”?

A record holder holds shares in his or her name. Shares held in “street name” means shares that are held in the name of a bank or broker on a person’s behalf.

Am I entitled to vote if my shares are held in “street name”?

Yes. If your shares are held by a bank or a brokerage firm, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials are being provided to you by your bank or brokerage firm, along with a voting instruction card. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions. If your shares are held in street name, you may not vote your shares online at the Annual Meeting, unless you obtain a legal proxy from your bank or brokerage firm.

How many shares must be present to hold the Annual Meeting?

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, online or by proxy, of the holders of shares representing a majority of the voting power of the Class A common stock outstanding and entitled to vote at such meeting will constitute a quorum.

Who can attend the Annual Meeting?

You may attend the Annual Meeting online only if you are an Athena stockholder who is entitled to vote at the Annual Meeting, or if you hold a valid proxy for the Annual Meeting. You may attend and participate in the Annual Meeting by visiting the following website: www.virtualshareholdermeeting.com/ATEK2023. To attend and participate in the Annual Meeting, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. The meeting webcast will begin promptly at 11:00 a.m. (Eastern Time). We encourage you to access the meeting prior to the start time. Online check-in will begin at 10:45 a.m. (Eastern Time), and you should allow ample time for the check-in procedures.

What if a quorum is not present at the Annual Meeting?

If a quorum is not present at the scheduled time of the Annual Meeting, the Chairperson of the Annual Meeting is authorized by our By-laws to adjourn the meeting, without the vote of stockholders.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the proxy cards in the proxy materials to ensure that all of your shares are voted.

How do I vote?

Stockholders of Record.    If you are a stockholder of record, you may vote:

•        by Internet — You can vote over the Internet at www.proxyvote.com by following the instructions on the proxy card;

•        by Telephone — You can vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card;

•        by Mail — You can vote by mail by signing, dating and mailing the proxy card, which you have received by mail and return it in the postage-paid envelope which was provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717; or

•        Electronically at the Meeting — If you attend the meeting online, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials to vote electronically during the meeting.

Internet and telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern time, on December 18, 2023. To participate in the Annual Meeting, including to vote via the Internet or telephone, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials.

Whether or not you expect to attend the Annual Meeting online, we urge you to vote your shares as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. If you submit your proxy, you may still decide to attend the Annual Meeting and vote your shares electronically.

Beneficial Owners of Shares Held in “Street Name.” If your shares are held in “street name” through a bank or broker, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Internet and telephone voting also may be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you would like to vote your shares online at the Annual Meeting, you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. You will need to obtain your own Internet access if you choose to attend the Annual Meeting online and/or vote over the Internet.

Can I change my vote after I submit my proxy?

Stockholder of Record:    Shares Registered in Your Name

Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

•        You may submit another properly completed proxy card with a later date.

•        You may grant a subsequent proxy by telephone or through the internet.

•        You may send a timely written notice that you are revoking your proxy to Athena’s Chief Executive Officer at 442 5th Avenue, New York, NY 10018.

•        You may attend the annual meeting and vote online. Simply attending the meeting will not, by itself, revoke your proxy.

Your most current proxy card or telephone or internet proxy is the one that is counted.

Beneficial Owner:    Shares Registered in the Name of Broker or Bank

If your shares are held by your broker, bank or other agent, you should follow the instructions provided by your broker, bank or other agent.

If I am a stockholder of record and I do not vote, or if I return a proxy card or otherwise vote without giving specific voting instructions, what happens?

If you are a stockholder of record and do not vote by completing your proxy card, by telephone, through the internet or online at the annual meeting, your shares will not be voted.

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board’s recommendations are indicated on pages 1 – 2 of this proxy statement, as well as with the description of each proposal in this proxy statement.

If I am a beneficial owner of shares held in street name and I do not provide my broker or bank with voting instructions, what happens?

If you are a beneficial owner of shares held in street name and you do not instruct your broker, bank or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion. Under the rules of the New York Stock Exchange (the “NYSE”), brokers, banks and other securities intermediaries that are subject to the NYSE rules may use their discretion to vote your “uninstructed” shares with respect to matters considered to be “routine” under the NYSE rules, but not with respect to “non-routine” matters. In this regard, Proposal 1 is considered to be “non-routine” under the NYSE rules meaning that your broker may not vote your shares on those proposals in the absence of your voting instructions. Proposal 2 is considered to be a “routine” matter under the NYSE rules meaning that if you do not return voting instructions to your broker by its deadline, your shares may be voted by your broker in its discretion on Proposal 2.

If you a beneficial owner of shares held in street name, and you do not plan to attend the meeting, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.

Who will count the votes?

A representative of Broadridge Financial Solutions, Inc., our inspector of election, will tabulate and certify the votes.

Will any other business be conducted at the Annual Meeting?

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Why hold a virtual meeting?

We believe holding a virtual meeting will provide expanded access, improved communication and cost savings for us and our stockholders. You will be able to attend the Annual Meeting online and submit your questions by visiting www.virtualshareholdermeeting.com/ATEK2023. You also will be able to vote your shares electronically at the Annual Meeting by following the instructions above.

What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?

We will have technicians ready to assist you with any technical difficulties you may have accessing the Annual Meeting. If you encounter any difficulties accessing the virtual-only Annual Meeting platform, including any difficulties voting or submitting questions, you may call the technical support number that will be posted on the virtual shareholder meeting log-in page.

Will there be a question and answer session during the Annual Meeting?

As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer questions submitted online during the meeting that are pertinent to the Company and the meeting matters, and as time permits. Only stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend the Annual Meeting?” will be permitted to submit questions online during the Annual Meeting. Each stockholder is limited to no more than two questions. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:

•        irrelevant to the business of the Company or to the business of the Annual Meeting;

•        related to material non-public information of the Company, including the status or results of our business since our last Quarterly Report on Form 10-Q;

•        related to any pending, threatened or ongoing litigation;

•        related to personal grievances;

•        derogatory references to individuals or that are otherwise in bad taste;

•        substantially repetitious of questions already made by another stockholder;

•        in excess of the two question limit;

•        in furtherance of the stockholder’s personal or business interests; or

•        out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chair of the Annual Meeting or the Chief Financial Officer in their reasonable judgment.

Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Annual Meeting webpage for stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend the Annual Meeting?”.

How many votes are needed for the approval of the proposals to be voted upon and how will abstentions and broker non-votes be treated?

Proposal	Votes Required	Effect of Votes Withheld/Abstentions	Effect of Broker Non-Votes
Proposal 1: Election of Directors	The plurality of the votes cast. This means the two nominees receiving the highest number of affirmative “For” votes will be elected as Class I Directors.	Votes withheld will have no effect.	Broker non-votes will have no effect.
Proposal 2: Ratification of the selection of Withum as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2023	The affirmative vote of a majority of the votes cast.	Abstentions will have no effect.	Broker non-votes will have no effect.(1)

____________

(1)      We do not expect any broker non-votes on this proposal. This proposal is considered to be a “routine” matter under the NYSE rules. Accordingly, if you hold your shares in street name and do not provide voting instructions to your broker, bank or other agent that holds your shares, your broker, bank or other agent has discretionary authority under the NYSE rules to vote your shares on this proposal.

What is a “vote withheld” and an “abstention” and how will votes withheld and abstentions be treated?

A “vote withheld,” in the case of the proposal regarding the election of directors, or an “abstention,” in the case of the proposal regarding the ratification of the appointment of Withum as our independent registered public accounting firm, represents a stockholder’s affirmative choice to decline to vote on a proposal. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum. Votes withheld have no effect on the election of directors. Abstentions have no effect on the ratification of the appointment of Withum.

What are “broker non-votes”?

Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of the appointment of Withum, as our independent registered public accounting firm, without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, such as the election of directors. Broker non-votes count for purposes of determining whether a quorum is present.

Where can I find the voting results of the Annual Meeting?

We plan to announce preliminary voting results at the Annual Meeting and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors, officers and employees may solicit proxies in person, by telephone, or by other means of communication. Directors, officers and employees will not be paid any additional compensation for soliciting proxies. We may, upon request, reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

PROPOSALS TO BE VOTED ON

Proposal 1: Election of Directors

At the Annual Meeting, two (2) Class I Directors are to be elected to hold office until the Annual Meeting of Stockholders to be held in 2026 and until each such director’s respective successor is elected and qualified or until each such director’s earlier death, resignation or removal.

We currently have six (6) directors on our Board. Our current Class I Directors are Randi Zuckerberg and Trier Bryant. The Board has nominated Randi Zuckerberg and Trier Bryant for election as Class I Directors at the Annual Meeting.

The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the two nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I Directors. Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

As set forth in our Amended and Restated Certificate of Incorporation, as amended and corrected (our “Charter”), the Board is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. The current class structure is as follows: Class I, whose current term will expire at the Annual Meeting and, if elected at the Annual Meeting, whose subsequent term will expire at the 2026 Annual Meeting of Stockholders; Class II, whose term will expire at the 2024 Annual Meeting of Stockholders; and Class III, whose term will expire at the 2025 Annual Meeting of Stockholders. The current Class I Directors are Randi Zuckerberg and Trier Bryant; the current Class II Directors are Judith Rodin and Sharon Brown-Hruska; and the current Class III Directors are Isabelle Freidheim and Kirthiga Reddy.

Our Charter and By-laws provide that the authorized number of directors may be changed from time to time by the Board. Any additional directorships resulting from an increase in the number of directors and any vacancies on the Board may be filled solely by a majority vote of the remaining directors then in office and will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our Company. Our directors may be removed only for cause and only by the affirmative vote of the holders of a majority of the voting power of all then outstanding shares of capital stock of the Company entitled to vote generally in the election of directors.

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote the shares of Class A common stock represented thereby for the election as Class I Directors of the persons whose names and biographies appear below. In the event that either of Ms. Zuckerberg or Ms. Bryant should become unable to serve, or for good cause will not serve, as a director, it is intended that votes will be cast for a substitute nominee designated by the Board or the Board may elect to reduce its size. The Board has no reason to believe that either of Ms. Zuckerberg or Ms. Bryant will be unable to serve if elected. Each of Ms. Zuckerberg or Ms. Bryant has consented to being named in this proxy statement and to serve if elected.

Vote required

The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the two nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I Directors.

Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

Recommendation of the Board of Directors

  The Board of Directors unanimously recommends a vote FOR the election of each of the below Class I Director nominees.

Nominees For Class I Director (term to expire at the 2026 Annual Meeting of Stockholders)

The current members of the Board who are also nominees for election to the Board as Class I Directors are as follows:

Name	Age	Served as a Director Since	Position with Athena
Randi Zuckerberg	41	2021	Director
Trier Bryant	39	2021	Director

The following is a brief biography of each Class I director:

Randi Zuckerberg has served as one of our directors since December 2021. Ms. Zuckerberg currently works with more than 20 early and mid-stage companies as an investor and advisor. She sits on the board of directors for The Motley Fool since January 2019, Go Noodle since October 2020, and Life360 since January 2021 and she serves as a strategic advisor to Republic since February 2021 and OkCoin since September 2021. For the past decade, Randi has helped families navigate our digital world. Through her company, Zuckerberg Media, she has created award-winning content and experiences that educate families and bring to light issues around digital literacy and safety. Ms. Zuckerberg is the best-selling author of four books, producer of multiple television shows and theater productions, and hosts a weekly radio show on SiriusXM. Randi has been recognized with an Emmy nomination, three Tony awards, a Drama Desk Award, and a Kidscreen Award. Prior to founding her own company, Randi was an early employee at Facebook, where she is best known for creating Facebook Live, now used by more than two billion people around the globe. Ms. Zuckerberg is well qualified to serve on the Company’s Board because of her extensive experience with early and mid-stage companies and involvement in their strategic development and service as a director on other boards.

Trier Bryant is the founder of TrierBryant.com, a consulting firm that advises organizations on strategies and tactics to improve their workplace culture. Ms. Bryant is also the co-founder of Just Work LLC, a professional services firm, and Pathfinder 1963 LLC, a diversity, equity and inclusion (“DEI”) and human resources (“HR”) consulting firm, which she founded in February 2019. Previously, Ms. Bryant was General Partner and President of 82VS, the venture creation arm of Alloy Therapeutics, where she supported cutting-edge innovators launching companies to bring drug discoveries to market. From March 2020 to January 2021, Ms. Bryant was the first Chief People Officer (CPO) at Astra, an aerospace company building low orbital rockets. From April 2019 to March 2020, she was also the VP of People and Workplace Experience at SigFig, a global FinTech company. From February 2016 to May 2018, Ms. Bryant was the Global Head of Revenue, G&A (Corporate Functions), University, and Diversity Recruiting at Twitter. Before Twitter, Ms. Bryant spent three years (2013-2016) as the VP of Global Diversity Talent Acquisition at Goldman Sachs. Additionally, from 2013 to 2014, Ms. Bryant served as the Chief of Staff to the Global Head of Talent Acquisition at Goldman Sachs. Ms. Bryant serves as a Board Member for Athena SPACs and Campaign Zero, a non-profit committed to ending police violence in America. Ms. Bryant built her professional foundation as an officer in the United States Air Force across seven years of active duty service (2006-2013). Prior to leaving the military, Ms. Bryant was by-name-requested by the Pentagon to return to the Air Force Academy to spearhead DEI and talent development initiatives for the Air Force Academy, Air Force, and the Department of Defense (DoD). Ms. Bryant earned a B.S. in Systems Engineering with a minor in Spanish and Leadership from the United States Air Force Academy. Ms. Bryant is well qualified to serve on the Company’s Board because of her in-depth experience in human resources and DEI at several different companies.

Continuing members of the Board:

Class II Directors (term to expire at the 2024 Annual Meeting)

The current members of the Board who are Class II Directors are as follows:

Name	Age	Served as a Director Since	Position with Athena
Judith Rodin	78	2021	Director
Sharon Brown-Hruska	64	2021	Director

The following is a brief biography of each Class II director:

Judith Rodin, PhD has served as one of our directors since August 2021. Dr. Rodin served as the President of The Rockefeller Foundation, which supports efforts to combat global social, economic, health and environmental challenges, from March 2005 to January 2017. From 1994 to 2004, Dr. Rodin served as the President of the University of Pennsylvania, as well as a professor of psychology and of medicine and psychiatry at the University of Pennsylvania. Before that, Dr. Rodin chaired the Department of Psychology at Yale University, and also served as the dean of the Graduate School of Arts and Sciences and provost, and served as a faculty member at the university for 22 years. Since 2021, Dr. Rodin serves as a director of Athena Technology Acquisition Corp. (NYSE: ATHN), one of the first all women SPACs. Dr. Rodin has served as the chair of the board of Prodigy Services Limited, a fintech platform, since 2019, and a member of the board and a member of the nominating and governance committee of Laureate Education, a higher education institution, since 2013. From 2002 to 2018, Dr. Rodin served as a member of the board of directors and a member of the audit and compensation committees of Comcast Corporation (Nasdaq: CMCSA). From 1997 to 2013, Dr. Rodin served as a member of the board of directors and a member of the audit committee of American Airlines Group (formerly known as AMR Corporation) (Nasdaq: AAL). From 2004 to 2017, Dr. Rodin served as a member of the board of directors and a member of both the nominating and governance and the compensation committees of Citigroup Inc. Dr. Rodin earned a B.A. in Psychology from the University of Pennsylvania and a Ph.D. in Psychology from Columbia University. Dr. Rodin is well-qualified to serve on our Board due to her extensive experience in higher education and philanthropy.

Sharon Brown-Hruska, PhD has served as one of our directors since December 2021. Dr. Hruska is a Principal of Hruska Economics, LLC since October 2021, where she works with non-profit entities, associations, corporate clients, and government to facilitate practical and market-based solutions to our toughest social and economic challenges. She also serves as an independent director and the chair of the Regulatory Oversight Committee of FMX Futures Exchange, L.P. since December 2021. She is on the Management Board of PRIME Finance Foundation since October 2021, and previously served on the Board of the PRIME Finance Dispute Resolution and Education Foundation from November 2017 to January 2019. She is on the Advisory Board of ten12, a crowd-sourced database of institutional investor consensus prices for 300k+ securities which aims to improve valuation practices and policies of mutual funds, pension funds, insurance cos., among others. As a financial economist and former regulator, Dr. Hruska has over three decades of experience in public policy, leadership and administration, including as Chief Economist of the U.S. Department of State from January 2019 to January 2021, and as Commissioner from July 2002 to July 2006 of the U.S. Commodity Futures Trading Commission. While at the CFTC, she served as Acting Chair from 2005 to 2006, Chair and sponsor of the Technology Advisory Committee, and Chair of the website development committee for the Financial Literacy and Education Commission. In addition to her public service, she is an affiliated consultant of National Economic Research Associates, where she was Managing Director and Partner in the Global Securities and Finance Practice, from July 2006 to January 2019. She served as a Public Director on the Electronic Liquidity Exchange from May 2009 to September 2016, and as a Trustee on the International Securities Exchange Trust from December 2007 to June 2016. She served as a Public Director on the public company board of MarketAxess Holdings, and on the Corporate Governance Committee, from April 2010 until June 2013. She was also a Professor at Tulane University A.B. Freeman School of Business from July 2012 until June 2016. She has testified before Congress and spoken widely to various audiences, and her thought leadership has been published in Barrons, Financial Times, Forbes, the Encyclopedia of Business Ethics and Society, and various peer-reviewed journals and books. She received a PhD in 1994 and an MA in 1988 in economics, and a BA in 1983 in economics and international studies from Virginia Tech. Dr. Hruska is well qualified to serve on the Company’s Board because of her financial expertise and leadership experience in business and government.

Class III Directors (term to expire at the 2025 Annual Meeting of Stockholders)

The current members of the Board who are Class III Directors are as follows:

Name	Age	Served as a Director Since	Position with Athena
Isabelle Freidheim	43	2021	Chief Executive Officer and Chairperson of the Board
Kirthiga Reddy	52	2021	President and Director

The following is a brief biography of each Class III director:

Isabelle Freidheim has served as our Chief Executive Officer since August 2021 and as Chairperson of the Board of Directors since November 2021. Isabelle is the founder and Chair of Athena Technology Acquisition Corp. (NYSE: ATHN). She is the founder and managing partner of Athena Capital, an investment management firm. She is also the founder of Athena Consumer Acquisition Corp. (NYSE: ACAQ) and served as its Chairperson of the Board of Directors from June 2021 to October 2023. She is a venture capitalist and entrepreneur; she is the co-founder of Magnifi, a fintech company, and was a co-founder and managing partner of Castle VC (formerly Starwood VC), a venture investment firm, and a venture partner at MissionOG, a venture capital firm. She currently serves on the board of directors of Next.e.GO N.V. (NASDAQ: EGOX) and served on the board of directors of The Growth For Good Acquisition Corporation (Nasdaq: GFGDU).

Ms. Freidheim co-founded Magnifi, an artificial intelligence and machine learning fintech company which was acquired by The Tifin Group in December 2020. In addition to co-founding the company, Ms. Freidheim acted as the Chief Executive Officer of Magnifi, in 2018 and 2019 before its acquisition.

Ms. Freidheim was a venture partner at MissionOG, a venture capital firm, from 2015 to 2016, where she sourced investments in high-growth technology companies. MissionOG funds technology businesses with a focus on B2B companies and partners with portfolio companies to provide deep market expertise and hands-on operational support and execution capabilities.

Ms. Freidheim was a co-founder and managing partner of Castle VC (formerly Starwood VC), making investments in technology companies across stages with a current focus on late-stage investments in the sectors of financial technologies, data analytics, artificial intelligence, machine learning and SaaS. Ms. Freidheim has led investments in late-stage, pre-IPO growth companies. She is engaged in all aspects of the deal process. Ms. Freidheim was also a co-founder of the London Fund, a fund that invests in IP-rich high-growth companies with a particular focus on emerging technologies.

Ms. Freidheim started her career in investment banking at Lehman Brothers and then joined one of Invesco’s private equity funds to invest in European assets. She holds a B.A. in Economics from Columbia University and an M.B.A. from Columbia Business School. Ms. Freidheim is well qualified to serve on the Company’s Board because of her perspective and experience as founder, Chairperson of the Board and Chief Executive Officer of Athena, as well as her extensive venture capital background, in depth experience in founding various companies and service as a director on other boards.

Kirthiga Reddy has served as our President since August 2021 and as a Director since November 2021. Kirthiga Reddy brings over twenty years of experience leading technology-driven transformations. Ms. Reddy is also the co-founder and CEO of Virtualness, a mobile-first platform designed to help creators and brands navigate the complex world of blockchain and web3. From December 2018 to October 2021, Ms. Reddy served as the Investment Partner at SoftBank Investment Advisers, a private equity firm headquartered in London (SBIA), and served on the Investment Committee for the SoftBank Vision Fund Emerge program, a global accelerator for companies led by underrepresented founders. Ms. Reddy is also a co-founder and since October 2018 has served as Investment Council of F7 Ventures, a female-led seed investment fund focused on enabling human operations and the investment themes of connected communities, future of work, and physical and mental health. From July 2010 to March 2018, Ms. Reddy held various executive roles at Facebook, Inc. (Nasdaq: FB). At Facebook, Ms. Reddy first served as the Managing Director for India and South Asia, and subsequently focused on emerging and high- growth markets including Mexico, Brazil, Indonesia, South Africa and the Middle East. Additionally, Ms. Reddy has served as a member of the board of directors of several companies, including Collective Health, Inc. (2019 – 2021), WeWork Inc. (2020 – 2023), Fungible, Inc. (2021 – 2022), and Pear Therapeutics, Inc. (2021 – 2022). Ms. Reddy has also served on the Investment Advisory Council for Neythri Futures Fund, a South Asian female-led stage-agnostic tech fund since March 2021. Ms. Reddy holds an MBA from Stanford University, where she graduated with the highest honors as an Arjay Miller Scholar, an M.S. in Computer Engineering from Syracuse University and a B.E. in Computer Science from Marathwada University, India. She served on Stanford Business School Management Board from September 2014 to April 2019, including serving as Chair from September 2018 to April 2019. She has been recognized as Fortune India’s “Most Powerful Women” and as Fast Company’s “Most Creative People in Business” among other recognitions. Ms. Reddy is well qualified to serve on the Company’s Board because of her private equity background, various executive roles at Facebook, in depth experience in founding various companies and service as a director on other boards.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm

Our Audit Committee has appointed WithumSmith+Brown (“Withum”) as our independent registered public accounting firm for the fiscal year ending December 31, 2023. Our Board has directed that this appointment be submitted to our stockholders for ratification at the Annual Meeting. Although ratification of our appointment of Withum is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice.

Withum also served as our independent registered public accounting firm for the fiscal year ended December 31, 2022. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit services. A representative of Withum is expected to attend the 2023 Annual Meeting and to have an opportunity to make a statement and be available to respond to appropriate questions from stockholders.

In the event that the appointment of Withum is not ratified by the stockholders, the Audit Committee will consider this fact when it appoints the independent auditors for the fiscal year ending December 31, 2024. Even if the appointment of Withum is ratified, the Audit Committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change is in the interest of the Company.

Vote Required

This proposal requires the affirmative vote of a majority of the votes cast by the stockholders present online or by proxy and entitled to vote on the matter. Abstentions are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of Withum, we do not expect any broker non-votes in connection with this proposal.

Recommendation of the Board of Directors

  The Board of Directors unanimously recommends a vote FOR the Ratification of the Appointment of WithumSmith+Brown as our Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2023.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS1

The Audit Committee has reviewed the audited consolidated financial statements of Athena Technology Acquisition Corp. II (the “Company”) for the fiscal year ended December 31, 2022 and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission.

The Company’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from the Company.

Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

Sharon Brown-Hruska (Chair)
Randi Zuckerberg
Trier Bryant

____________

1      The material in this report is not “soliciting material,” is not deemed “filed” with the Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”) or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS

The firm of WithumSmith+Brown, PC (“Withum”) acts as our independent registered public accounting firm. The following is a summary of fees paid to Withum for services rendered.

Audit Fees.    Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Withum in connection with regulatory filings. The aggregate fees billed by Withum for audit fees were inclusive of required filings with the SEC.

Audit Related Fees.    Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our year-end financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards. For the year ended December 31, 2022 and for the period from May 20, 2021 (inception) through December 31, 2021, we did not pay Withum any audit-related fees.

Tax Fees.    Tax fees consist of fees billed for professional services relating to tax compliance, tax planning and tax advice. For the year ended December 31, 2022 and for the period from May 20, 2021 (inception) through December 31, 2021, we did not pay Withum any tax fees.

All Other Fees.    All other fees consist of fees billed for all other services. For the year ended December 31, 2022 and for the period from May 20, 2021 (inception) through December 31, 2021, we did not pay Withum any other fees.

Audit Committee Pre-Approval Policy and Procedures

Our audit committee was formed in connection with the effectiveness of our registration statement for our initial public offering. As a result, the audit committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our audit committee were approved by our Board. Since the formation of our audit committee, and on a going-forward basis, the audit committee has and will pre-approve all audit services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).

EXECUTIVE OFFICERS

The following table identifies our current executive officers:

Name	Age	Position
Isabelle Freidheim(1)	43	Chief Executive Officer and Chairperson of the Board
Anna Apostolova(2)	38	Chief Financial Officer
Kirthiga Reddy(3)	52	President and Director

____________

(1)      See biography on page 11 of this proxy statement.

(2)      Anna Apostolova has served as our Chief Financial Officer since October 2021. Ms. Apostolova brings over 15 years of investment banking and private equity experience. From November 2020 to May 2022, Ms. Apostolova was a private equity investor at 7RIDGE, sourcing and executing investments in the financial technology space, with a particular focus on early and late-stage growth companies within capital markets, market infrastructure, investment management and associated technologies. In her role, Ms. Apostolova was also involved in managing portfolio companies’ financial operations and implementing growth initiatives.

Previously, Ms. Apostolova was an investment banker at Evercore (NYSE: EVR) in New York focused on mergers & acquisitions, capital markets and restructuring transactions. She advised publicly traded and privately held companies across all insurance verticals and the broader financial services space. Prior to her role at Evercore, Ms. Apostolova was an investment banker in the Financial Institutions Group at J.P. Morgan (NYSE: JPM) in New York and London. Ms. Apostolova advised clients on mergers & acquisitions and capital markets transactions across the insurance, specialty finance, market structure and banking industries. Ms. Apostolova holds a B.A. in Economics & Statistics from Mount Holyoke College.

(3)      See biography on pages 11 – 12 of this proxy statement.

Our officers are appointed by the Board and serve at the discretion of the Board, rather than for specific terms of office. Our Board is authorized to appoint officers as it deems appropriate pursuant to our Charter. There are no family relationships among any of our executive officers or directors.

CORPORATE GOVERNANCE

General

Our Board has adopted Corporate Governance Guidelines, a Code of Business Conduct and Ethics, and charters for our Nominating and Corporate Governance Committee, Audit Committee and Compensation Committee to assist the Board in the exercise of its responsibilities and to serve as a framework for the effective governance of the Company. You can access our current committee charters, our Corporate Governance Guidelines, and our Code of Business Conduct and Ethics in the “Governance” section of our website located at www.athenaspac.com.

Board Composition

Our Board currently consists of six members: Isabelle Freidheim, Kirthiga Reddy, Judith Rodin, Randi Zuckerberg, Sharon Brown-Hruska and Trier Bryant. As set forth in our Amended and Restated Certificate of Incorporation, as amended and corrected (our “Charter”), the Board is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election (except for those directors appointed prior to our first annual meeting of stockholders). The current class structure is as follows: Class I, whose current term will expire at the Annual Meeting and, if elected at the Annual Meeting, whose subsequent term will expire at the 2026 Annual Meeting of Stockholders; Class II, whose term will expire at the 2024 Annual Meeting of Stockholders; and Class III, whose term will expire at the 2025 Annual Meeting of Stockholders. The current Class I Directors are Randi Zuckerberg and Trier Bryant; the current Class II Directors are Judith Rodin and Sharon Brown-Hruska; and the current Class III Directors are Isabelle Freidheim and Kirthiga Reddy.

Director Independence

NYSE rules generally require that independent directors must comprise a majority of a listed company’s board of directors. Based upon information requested from and provided by each director concerning her background, employment and affiliations, including family relationships, we have determined that each of Judith Rodin, Randi Zuckerberg, Sharon Brown-Hruska and Trier Bryant, representing a majority of our directors, are “independent” as that term is defined under the applicable rules and regulations of the SEC and the listing requirements and rules of the NYSE.

Executive Sessions

Our Corporate Governance Guidelines provide that our non-management directors will meet in executive session without management directors or other members of management present on a regularly scheduled basis. If not a member of management, the Chairperson will preside in executive session. If the Chairperson is absent or disqualified, the chairperson of the Audit Committee, if independent, will preside. If the chairperson of the Audit Committee is absent, or not independent, an independent director designated by the other independent directors will preside.

Director Candidates

Our Nominating and Corporate Governance Committee will recommend to the board of directors candidates for nomination for election at the annual meeting of the stockholders. Prior to our initial business combination, the board of directors will also consider director candidates recommended for nomination by holders of our shares of common stock during such times as they are seeking proposed nominees to stand for election at an annual meeting of stockholders (or, if applicable, a special meeting of stockholders).

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the board of directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.

Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials, to c/o Nominating and Corporate Governance Committee, Athena Technology Acquisition Corp. II., 442 5th Avenue, New York, New York 10018. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating and Corporate Governance Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

Communications With the Board

Anyone who would like to communicate with, or otherwise make his or her concerns known directly to the Board, its committees, the chairperson or to the non-management or independent directors as a group, may do so by addressing such communications or concerns to Athena in writing: c/o Chief Executive Officer, Athena Technology Acquisition Corp. II., 442 5th Avenue, New York, New York 10018, who will forward such communications to the appropriate party. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances, and matters as to which we tend to receive repetitive or duplicative communications.

Board Leadership Structure and Role in Risk Oversight

Our By-laws provide our Board with flexibility to combine or separate the positions of Chairperson of the Board and Chief Executive Officer. We currently have a combined Chief Executive Officer/Chair of the Board. The Company believes that combining the positions of Chief Executive Officer and Chair of the Board helps to ensure that the Board and management act with a common purpose. In the Company’s view, separating the positions of Chief Executive Officer and Chair of the Board has the potential to give rise to divided leadership, which could interfere with good decision-making or weaken the Company’s ability to develop and implement strategy. Instead, the Company believes that combining the positions of Chief Executive Officer and Chairperson of the Board provides a single, clear chain of command to execute the Company’s strategic initiatives and business plans. In addition, the Company believes that a combined Chief Executive Officer/Chairperson of the Board is better positioned to act as a bridge between management and the Board, facilitating the regular flow of information. The Company also believes that it is advantageous to have a Chairperson of the Board with an extensive history with and knowledge of the Company (as is the case with the Company’s Chief Executive Officer) as compared to a relatively less informed independent Chairperson of the Board.

As provided in the Audit Committee Charter, the Audit Committee is responsible for discussing the Company’s major financial risk exposures and management’s risk assessment and risk management policies. In accordance with those policies, the Board and the Board committees has an active role in overseeing management of the Company’s risks. The Board regularly reviews information regarding the Company’s credit, liquidity and operations, as well as the risks associated with each. The Company’s Compensation Committee is responsible for overseeing the material risks associated with the Company’s executive compensation structure, policies and programs to determine whether such structure, policies and programs encourage excessive risk taking and to evaluate compensation policies and practices that could mitigate any such risk. The Nominating and Corporate Governance Committee manages risks associated with the Company’s corporate governance framework in coordination with the Audit Committee. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board has an active role in overseeing management of the Company’s risks and will be regularly informed through committee reports about such risks.

Code of Ethics

We have a written Code of Business Conduct and Ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We have posted a current copy of the Code of Business Conduct and Ethics in the “Governance” section of our website located at www.athenaspac.com. In addition, we intend to post on our website all disclosures that are required by law or the NYSE rules concerning any amendments to, or waivers from, any provision of the Code of Business Conduct and Ethics.

Anti-Hedging Policy

Our Board has adopted an Insider Trading Policy, which applies to all of our directors, officers and employees. The policy prohibits our directors, officers and employees as well as their family members and any entities they control from hedging or monetization transaction such as prepaid variable forwards, equity swaps, collars and exchange funds.

Attendance by Members of the Board of Directors at Meetings

There were nine meetings of the Board during the fiscal year ended December 31, 2022. During the fiscal year ended December 31, 2022, each director attended at least 75% of the aggregate of (i) all meetings of the Board and (ii) all meetings of the committees on which the director served during the period in which he or she served as a director.

Under our Corporate Governance Guidelines, which is available on our website at www.athenaspac.com, all directors are expected to make reasonable best efforts to attend all meetings of the Board, meetings of the committees of which they are members and the annual meeting of stockholders. Members are encouraged to attend Board meetings and meetings of committees of which they are members in person, but may also attend such meetings by telephone or video conference.

Director Attendance at Annual Meeting of Stockholders

We do not maintain a formal policy regarding director attendance at the Annual Meeting; however, it is expected that absent compelling circumstances directors will attend. This will be our first annual meeting as a public company.

COMMITTEES OF THE BOARD

Our Board has three standing committees: an audit committee, a compensation committee and a nominating and corporate governance committee. Subject to phase-in rules and a limited exception, the rules of the NYSE and Rule 10A of the Exchange Act require that the audit committee of a listed company be comprised solely of independent directors. Subject to phase-in rules and a limited exception, the rules of the NYSE require that the compensation committee and the nominating and corporate governance committee of a listed company be comprised solely of independent directors. Each committee operates under a charter that has been approved by our Board and has the composition and responsibilities described below.

Audit Committee

We have established an audit committee of the Board. Sharon Brown-Hruska, Randi Zuckerberg and Trier Bryant serve as members of our audit committee, and Sharon Brown-Hruska chairs the audit committee. Under the NYSE listing standards and applicable SEC rules, all the directors on the audit committee must be independent and the audit committee must have at least three members. Each of Sharon Brown-Hruska, Randi Zuckerberg and Trier Bryant meet the independent director standard under the NYSE listing standards and under Rule 10-A-3(b)(1) of the Exchange Act.

Each member of the audit committee is financially literate and our Board has determined that Sharon Brown-Hruska qualifies as an “audit committee financial expert” as defined in applicable SEC rules and has accounting or related financial management expertise.

We have adopted an audit committee charter, which details the principal functions of the audit committee, including:

•        assisting board oversight of (1) the integrity of our financial statements, (2) our compliance with legal and regulatory requirements, (3) our independent registered public accounting firm’s qualifications and independence, and (4) the performance of our internal audit function and independent registered public accounting firm;

•        reviewing the appointment, compensation, retention, replacement, and oversight of the work of the independent registered public accounting firm and any other independent registered public accounting firm engaged by us;

•        pre-approving all audit and non-audit services to be provided by the independent registered public accounting firm or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

•        reviewing and discussing with the independent registered public accounting firm all relationships the auditors have with us in order to evaluate their continued independence;

•        setting clear hiring policies for employees or former employees of the independent registered public accounting firm;

•        setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

•        obtaining and reviewing a report, at least annually, from the independent registered public accounting firm describing (1) the independent registered public accounting firm’s internal quality-control procedures and (2) any material issues raised by the most recent internal quality-control review, or peer review, of the independent registered public accounting firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

•        meeting to review and discuss our annual audited financial statements and quarterly financial statements with management and the independent registered public accounting firm, including reviewing our specific disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”;

•        reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

•        reviewing with management, the independent registered public accounting firm, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

The Audit Committee charter is available on our website at www.athenaspac.com.

The Audit Committee met six times in 2022.

Compensation Committee

We have established a compensation committee of the Board. Randi Zuckerberg and Judith Rodin serve as members of our compensation committee. Randi Zuckerberg chairs the compensation committee.

We have adopted a compensation committee charter, which details the principal functions of the compensation committee, including:

•        reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

•        reviewing and making recommendations to our board of directors with respect to (or approving, if such authority is so delegated by our board of directors) the compensation, and any incentive-compensation and equity-based plans that are subject to board approval of all of our other officers;

•        reviewing our executive compensation policies and plans;

•        implementing and administering our incentive compensation equity-based remuneration plans;

•        assisting management in complying with our proxy statement and annual report disclosure requirements;

•        approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;

•        producing a report on executive compensation to be included in our annual proxy statement; and

•        reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

Notwithstanding the foregoing, as indicated above, other than the payment to our Sponsor of $10,000 per month, for up to 18 months, for office space, utilities and secretarial and administrative support and reimbursement of expenses, no compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our existing stockholders, officers, directors or any of their respective affiliates, prior to, or for any services they render in order to effectuate the consummation of an initial business combination. Accordingly, it is likely that prior to the consummation of an initial business combination, the compensation committee will only be responsible for the review and recommendation of any compensation arrangements to be entered into in connection with such initial business combination.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, independent legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by the NYSE and the SEC.

The Compensation Committee charter is available on our website at www.athenaspac.com.

The Compensation Committee did not meet in 2022.

Nominating and Corporate Governance Committee

We have established a nominating and corporate governance committee of the Board. The members of our nominating and corporate governance are Judith Rodin and Randi Zuckerberg. Judith Rodin serves as chairperson of the nominating and corporate governance committee.

The primary purposes of our nominating and corporate governance committee are to assist the board in:

•        identifying, screening and reviewing individuals qualified to serve as directors and recommending to the board of directors candidates for nomination for election at the annual meeting of stockholders or to fill vacancies on the board of directors;

•        developing, recommending to the board of directors and overseeing implementation of our corporate governance guidelines;

•        coordinating and overseeing the annual self-evaluation of the board of directors, its committees, individual directors and management in the governance of the company; and

•        reviewing on a regular basis our overall corporate governance and recommending improvements as and when necessary.

The nominating and corporate governance committee is governed by a charter that complies with the rules of the NYSE.

The Nominating and Corporate Governance Committee charter is available on our website at www.athenaspac.com.

The Nominating and Corporate Governance Committee did not meet in 2022.

EXECUTIVE AND DIRECTOR COMPENSATION

None of our directors has received any cash compensation for services rendered to us. Commencing on the date that our securities were first listed on the NYSE through the earlier of consummation of our initial business combination and our liquidation, we will pay our Sponsor $10,000 per month for office space, secretarial and administrative services provided to members of our management team. In addition, our Sponsor, executive officers and directors, or any of their respective affiliates will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations.

Our audit committee will review on a quarterly basis all payments that were made to our Sponsor, executive officers or directors, or our or their affiliates. Any such payments prior to an initial business combination will be made from funds held outside the Trust Account. Other than quarterly audit committee review of such reimbursements, we do not expect to have any additional controls in place governing our reimbursement payments to our directors and executive officers for their out-of-pocket expenses incurred in connection with our activities on our behalf in connection with identifying and consummating an initial business combination. Other than these payments and reimbursements, no compensation of any kind, including finder’s and consulting fees, will be paid by the company to our Sponsor, executive officers and directors, or any of their respective affiliates, prior to completion of our initial business combination.

After the completion of our initial business combination, members of our management team who remain with us may be paid consulting or management fees from the combined company. All of these fees will be fully disclosed to stockholders, to the extent then known, in the proxy solicitation materials or tender offer materials furnished to our stockholders in connection with a proposed business combination. We have not established any limit on the amount of such fees that may be paid by the combined company to our directors or members of management. It is unlikely the amount of such compensation will be known at the time of the proposed business combination, because the directors of the post-combination business will be responsible for determining executive officer and director compensation. Any compensation to be paid to our executive officers will be determined, or recommended to the board of directors for determination, either by a compensation committee constituted solely by independent directors or by a majority of the independent directors on our board of directors.

We do not intend to take any action to ensure that members of our management team maintain their positions with us after the consummation of our initial business combination, although it is possible that some or all of our executive officers and directors may negotiate employment or consulting arrangements to remain with us after our initial business combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management’s motivation in identifying or selecting a target business but we do not believe that the ability of our management to remain with us after the consummation of our initial business combination will be a determining factor in our decision to proceed with any potential business combination. We are not party to any agreements with our executive officers and directors that provide for benefits upon termination of employment.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our shares of common stock as of December 1, 2023 by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•        each of our executive officers and directors; and

•        all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all of our shares of common stock beneficially owned by them. The following table does not reflect record or beneficial ownership of the private placement warrants as these warrants are not exercisable within 60 days of the date of this Form 10-K.

Unless otherwise indicated, the beneficial ownership of our shares of common stock is based on 12,033,039 shares of Class A common stock issued and outstanding as of November 27, 2023, consisting of 12,033,039 shares of Class A common stock issued and outstanding and 0 shares of Class B common stock issued and outstanding. In June 2023, 23,176,961 shares of Class A common stock were redeemed (the “Class A Share Redemption”) and 8,881,250 shares of Class B common stock, representing founder shares and private placement shares, were converted into shares of Class A common stock on a one-for-one basis (the “Class B Share Conversion”) at the election of Athena Technology Sponsor II LLC, our Sponsor.

Name and Address of Beneficial Owner(1)	Number of Shares of Class A Common Stock Beneficially Owned		Approximate Percentage of Outstanding Class A Common Stock
Directors and Executive Officers
Isabelle Freidheim(3)	9,835,000	(2)	81.7%
Anna Apostolova	—		—
Kirthiga Reddy	—		—
Judith Rodin	—		—
Randi Zuckerberg	—		—
Sharon Brown-Hruska	—		—
Trier Bryant	—		—
All executive officers and directors as a group (seven individuals)	9,835,000		81.7%

Five Percent Holders
Athena Technology Sponsor II LLC(3)	9,835,000	(2)	81.7%
Antara Capital LP(4)	1,600,000		6.3%
Saba Capital Management, L.P.(5)	2,225,809		8.5%
Aristeia Capital, L.L.C.(6)	1,600,000		6.08%

____________

(1)      Unless otherwise noted, the business address of each of the following is 442 5th Avenue, New York, NY 10018.

(2)      Interests shown include 8,881,250 of founder shares and private placement shares after the initial public offering that were converted from Class B common stock into Class A common stock on June 21, 2023 at the election of Athena Technology Sponsor II LLC, our Sponsor.

(3)      Athena Technology Sponsor II LLC, our Sponsor, is the record holder of the shares reported herein. Isabelle Freidheim is the managing member of our Sponsor, and as such has voting and investment discretion with respect to the common stock held of record by our Sponsor. By virtue of these relationship, Isabelle Freidheim may be deemed to have beneficial ownership of the securities held of record by our Sponsor. Ms. Freidheim disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest she may have therein, directly or indirectly.

(4)      According to a Schedule 13G filed with the SEC on March 3, 2022, Antara Capital LP, holds shared voting and shared dispositive power with respect to 1,600,000 shares of the Company’s Class A common stock. The address of the business office of such reporting person is 55 Hudson Yards, 47th Floor, Suite C, New York, New York 10001. The share number and ownership percentage does not reflect the Class A Share Redemption or the Class B Share Conversion.

(5)      According to a Schedule 13G/A filed with the SEC on February 14, 2023, Saba Capital Management, L.P., a Delaware limited partnership, Boaz R. Weinstein, a citizen of the United States, and Saba Capital Management GP, LLC, a Delaware limited liability company, hold shared voting and shared dispositive power with respect to 2,225,809 shares of the Company’s Class A common stock. The address of the business office of such reporting persons is 405 Lexington Avenue, 58th Floor, New York, New York 10174. The share number and ownership percentage does not reflect the Class A Share Redemption or the Class B Share Conversion...

(6)      According to a Schedule 13G/A filed with the SEC on February 13, 2023, Aristeia Capital, L.L.C., holds shared voting and shared dispositive power with respect to 1,600,000 shares of the Company’s Class A common stock. The address of the business office of such reporting person is One Greenwich Plaza, 3rd Floor, Greenwich, Connecticut 06830. The share number and ownership percentage does not reflect the Class A Share Redemption or the Class B Share Conversion.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Founder Shares

On August 31, 2021, the Sponsor paid certain costs totaling $25,000 on behalf of the Company as consideration for 7,362,500 shares of Class B common stock, and in November 2021, the Company effected a 1.36672326 for 1 stock split of its common stock, so that the Sponsor owned an aggregate of 10,062,500 founder shares. The founder shares will automatically convert into shares of Class A common stock at the time of the Company’s initial business combination and are subject to certain transfer restrictions. Holders of founder shares may also elect to convert their shares of Class B common stock into an equal number of shares of Class A common stock, subject to adjustment, at any time. The Sponsor agreed to forfeit up to 1,312,500 founder shares to the extent that the over-allotment option was not exercised in full by the underwriters. In connection with the underwriters’ partial exercise of their over-allotment option on December 28, 2021, the Sponsor forfeited 1,181,250 founder shares, resulting in the Sponsor holding 8,881,250 founder shares.

The initial stockholders agreed, subject to limited exceptions, not to transfer, assign or sell any of its founder shares until the earlier to occur of: (A) one year after the completion of the initial business combination or (B) subsequent to the initial business combination, (x) if the last sale price of the Class A common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the initial business combination, or (y) the date on which the Company completes a liquidation, merger, capital stock exchange or other similar transaction that results in all of the Company’s stockholders having the right to exchange their shares of common stock for cash, securities or other property.

Related Party Loans

On August 31, 2021, we issued a promissory note to the Sponsor, pursuant to which we could borrow up to an aggregate principal amount of $300,000. The Note was non-interest bearing and payable on the earlier of January 31, 2022, or the completion of the initial public offering. The Company borrowed $104,402 under the Note, all of which was repaid prior to December 31, 2021.

In addition, in order to finance transaction costs in connection with a business combination, the Sponsor or an affiliate of the Sponsor, or certain of our officers and directors may, but are not obligated to, loan us funds as may be required (“Working Capital Loans”). If we complete a business combination, we will repay the Working Capital Loans out of the proceeds of the Trust Account released to us. Otherwise, the Working Capital Loans would be repaid only out of funds held outside the Trust Account. In the event that a business combination does not close, we may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. Except for the foregoing, the terms of such Working Capital Loans, if any, have not been determined and no written agreements exist with respect to such loans. The Working Capital Loans would either be repaid upon consummation of a business combination, without interest, or, at the lender’s discretion, up to $1.5 million of such Working Capital Loans may be convertible into units of the post business combination entity at a price of $10.00 per unit. The warrants would be identical to the private placement warrants. As of September 30, 2023, the below promissory notes were entered into which fall under the Working Capital Loans structure.

In July 2023, the Company issued an unsecured promissory note to the Sponsor with a principal amount equal to $60,000 (the “Extension Note”). On the same date, in connection with advances the Sponsor may make in the future to the Company for working capital expenses in connection with the Company’s initial business combination, the Company issued a separate unsecured promissory note to the Sponsor in the principal amount of up to $240,000 (the “Working Capital Note”, together with the Extension Note, the “Notes”). Both Notes bear no interest and are repayable in full upon the earlier of (a) the date of the consummation of the Company’s initial business combination, or (b) the date of the Company’s liquidation. As of September 30, 2023, the total outstanding balance of the Notes is $300,000, with a discount allocation of $149,849, or a net amount of $150,151.

In connection with funding the Notes, on July 5, 2023, the Sponsor entered into a subscription agreement with a third-party investor. Pursuant to such agreement, the Sponsor will transfer one share of Class A common stock of the Company for each dollar funded upon the closing of a business combination. As of September 30, 2023, such third-party investor loaned $300,000 to the Sponsor, which amount is included in the balance due to the Sponsor under the Notes described above.

Administrative Services Agreement

We entered into an agreement with the Sponsor whereby, commencing on December 9, 2021 through the earlier of the consummation of a business combination and our liquidation, we agreed to pay the Sponsor $10,000 per month for office space, utilities, and secretarial and administrative services.

As of December 31, 2022, $130,000 has been paid under this agreement. For the three and nine months ended September 30, 2023, $30,000 and $90,000, respectively, has been paid under this agreement. For the three and nine months ended September 30, 2022, $30,000 and $100,000, respectively, has been paid under this agreement (which included $10,000 towards December 2021).

Sponsor Support Agreement

In connection with the execution of the business combination agreement in April 2023, Athena Technology Sponsor II, LLC (the “Sponsor”) entered into a Sponsor Support Agreement (the “Sponsor Support Agreement”) with Athena, The Air Water Company, a Cayman Islands exempted company (“Holdings”) and Air Water Ventures Ltd, a private company formed under the Laws of England and Wales (“AWV”), pursuant to which the Sponsor has agreed to, among other things, (a) waive its anti-dilution rights in the Charter with respect to the Class B common stock (together with the Class A common stock, the “Sponsor Securities”), (b) vote at any meeting of Athena shareholders to be called for approval of the Transactions (as defined in the business combination agreement) all Sponsor Securities held of record or thereafter acquired in favor of the Shareholder Approval Matters (as defined in the business combination agreement), (c) be bound by certain other covenants and agreements related to the Transactions and (d) be bound by certain transfer restrictions with respect to the Sponsor Securities and warrants exercisable for Sponsor Securities, in each case, on the terms and subject to the conditions set forth in the Sponsor Support Agreement. The Sponsor Support Agreement also provides that the Sponsor has agreed irrevocably to waive its redemption rights in connection with the consummation of the Transactions with respect to any Sponsor Securities they may hold.

Statement of Policy Regarding Transactions with Related Persons

The Company has adopted a formal written policy providing that the Company’s executive officers, directors, director nominees, record or beneficial owners of more than 5% of any class of the Company’s voting securities, and any member of the immediate family of any of the foregoing persons, are not permitted to enter into a related party transaction with the Company without the approval of the Company’s audit committee, subject to certain exceptions.

Limitation on Liability and Indemnification of Officers and Directors

Our Charter provides that our officers and directors will be indemnified by us to the fullest extent authorized by Delaware law, as it now exists or may in the future be amended. In addition, our Amended and Restated Certificate of Incorporation provides that our directors will not be personally liable for monetary damages to us or our stockholders for breaches of their fiduciary duty as directors, unless they violated their duty of loyalty to us or our stockholders, acted in bad faith, knowingly or intentionally violated the law, authorized unlawful payments of dividends, unlawful stock purchases or unlawful redemptions, or derived an improper personal benefit from their actions as directors.

We have entered into agreements with our officers and directors to provide contractual indemnification in addition to the indemnification provided for in our Amended and Restated Certificate of Incorporation. Our bylaws also will permit us to secure insurance on behalf of any officer, director or employee for any liability arising out of his or her actions, regardless of whether Delaware law would permit such indemnification. We have purchased a policy of directors’ and officers’ liability insurance that insures our officers and directors against the cost of defense, settlement or payment of a judgment in some circumstances and insures us against our obligations to indemnify our officers and directors. Except with respect to any public shares they may acquire in the initial public offering or thereafter (in the event we do not consummate an initial business combination), our officers and directors have agreed to waive (and any other persons who may become an officer or director prior to the initial business combination will also be required to waive) any right, title, interest or claim of any kind in or to any monies in the Trust Account, and not to seek recourse against the Trust Account for any reason whatsoever, including with respect to such indemnification.

These provisions may discourage stockholders from bringing a lawsuit against our directors for breach of their fiduciary duty. These provisions also may have the effect of reducing the likelihood of derivative litigation against officers and directors, even though such an action, if successful, might otherwise benefit us and our stockholders. Furthermore, a stockholder’s investment may be adversely affected to the extent we pay the costs of settlement and damage awards against officers and directors pursuant to these indemnification provisions.

We believe that these provisions, the directors’ and officers’ liability insurance and the indemnity agreements are necessary to attract and retain talented and experienced officers and directors.

STOCKHOLDERS’ PROPOSALS

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2024 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Chief Executive Officer at our offices at 442 5th Avenue, New York, New York 10018, in writing not later than August 9, 2024. In connection with the 2024 Annual Meeting of Stockholders, we intend to file a proxy statement and a WHITE proxy card with the SEC in connection with our solicitation of proxies for that meeting.

Stockholders intending to present a proposal at the 2024 Annual Meeting of Stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our By-laws. Our By-laws require, among other things, that the Company receive written notice from the stockholder of record of their intent to present such proposal or nomination not later than the opening of business on the 90th day nor earlier than the opening of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders. Therefore, we must receive notice of such proposal or nomination for the 2024 Annual Meeting of Stockholders no earlier than August 21, 2024 and no later than September 20, 2024. The notice must contain the information required by the By-laws, a copy of which is available upon request to our Chief Executive Officer. In the event that the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the opening of business on the 120th day before the meeting and not later than the later of (x) the opening of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by the Company.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

OTHER MATTERS

Our Board is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies named on the Company’s proxy card will vote thereon in their discretion.

SOLICITATION OF PROXIES

The accompanying proxy is solicited by and on behalf of our Board, whose Notice of Annual Meeting is attached to this proxy statement, and the entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.

Certain information contained in this proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.

ATHENA’S ANNUAL REPORT ON FORM 10-K

A copy of Athena’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, including financial statements and schedules thereto but not including exhibits, as filed with the SEC, will be sent to any stockholder of record on November 27, 2023 without charge upon written request addressed to:

Athena Technology Acquisition Corp. II

442 5th Avenue

New York, New York 10018

A reasonable fee will be charged for copies of exhibits. You also may access this proxy statement and our Annual Report on Form 10-K at www.proxyvote.com. You also may access our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 at www.athenaspac.com.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING ONLINE, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. YOU MAY ALSO SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.

By Order of the Board of Directors

/s/ Isabelle Freidheim

Isabelle Freidheim

Chair and Chief Executive Officer

New York, New York

December 7, 2023

ATHENA TECHNOLOGY ACQUISITION CORP. II 442 5TH AVENUE NEW YORK, NEW YORK 10018 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on December 18, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/ATEK2023 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on December 18, 2023. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V26748-Z86587 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. ATHENA TECHNOLOGY ACQUISITION CORP. II The Board of Directors recommends you vote FOR each of the Class I Director Nominees: 1. Election of Directors Class I Director Nominees (to hold office until the 2026 annual meeting of stockholders): 01) Randi Zuckerberg 02) Trier Bryant The Board of Directors recommends you vote FOR the following proposal: 2. Ratification of the appointment of WithumSmith+Brown as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2023. NOTE: To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting. For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. For Against Abstain Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report on Form 10-K for the fiscal year endedDecember 31, 2022 are available at www.proxyvote.com. ATHENA TECHNOLOGY ACQUISITION CORP. II ANNUAL MEETING OF STOCKHOLDERS December 19, 2023 at 11:00 a.m. Eastern Time THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The stockholder(s) hereby appoint(s) Isabelle Freidheim and Anna Apostolova, or either of them, as proxies, each with the power to appoint her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Class A common stock of ATHENA TECHNOLOGY ACQUISITION CORP. II that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 11:00 a.m. Eastern Time on December 19, 2023, virtually at www.virtualshareholdermeeting.com/ATEK2023, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors recommendations. Continued and to be signed on reverse side